INSPIRED




INSPIRED


MAXIMUS
MAXIMUS









Investor Presentation – Inspired Entertainment, Inc. (INSE)

March 2019

Legal Matters/ Non-GAAP Financial Disclosures

INSPIRED

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; the impact of the UK Government's triennial review of UK gaming regulation; our ability to successfully grow by acquisition as well as organically; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; and other factors described in our Annual Report on Form 10-K for the year ended September 30, 2018 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2016, 2017 and 2018, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. References to the 2014 and 2015 fiscal years refer to the fiscal years ended September 27, 2014, September 26, 2015, respectively. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. ("Hydra") as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our business combination by acquiring Inspired Gaming Group, pursuant to a share sale agreement. Such acquisition and the other transactions contemplated by the sale agreement are referred to collectively as the "Business Combination" or the "Merger". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination and changed our fiscal-year end to September 30. Operations prior to the Business Combination that are reflected in the historical financial information presented are those of Inspired Gaming Group.

This presentation contains certain financial measures that are not in accordance with generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use them to analyze our operating performance and because they are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. For the years ending September 24, 2016 and earlier, this metric also removed analogue sales on the basis that these were no longer considered core to the Company.

The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP.

Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement

INSPIRED

Introduction


SLOTS
VLT
VIRTUAL SPORTS
BINGO
LOTTERY
SOCIAL

Inspired Entertainment, Inc. is a leading provider of content, technology and services for regulated distributed gaming and lottery sectors worldwide

Management Presenting

INSPIRED

Lorne Weil

Executive Chairman

During his tenure as Chairman of the Board and Chief Executive of Scientific Games Corporation (Nasdaq: SGMS), Scientific Games grew revenues from ~$25 million to over $1 billion. Founded NASDAQ-listed Hydra Acquisition Corp. in 2014 and merged with Inspired Gaming in December 2016.

Historical Financial Information

INSPIRED

Inspired's Adjusted EBITDA has grown approximately 42%[(1)] since merging with Hydra in December 2016.



Historical Adjusted EBITDA(2) (millions of US$)
FYE September 30
LTM December 31(3)
25.2%
33.1%
34.3%
34.4%
40.1%
$24.6
$33.9
$37.8
$42.5
$53.7
12%
27%
FY14
FY15
CY16
CY17
CY18
$31.1
$40.2
$39.7
$42.1
$54.7
Actual FX
Constant FX
Adjusted EBITDA Margin

Note: Constant FX figures based on 1.31 GBP:USD exchange rate.
(1) On a constant currency basis.
(2) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.
(3) For 2016, 2017 and 2018, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019.

The Opportunity

INSPIRED

- **A leading B2B provider** of server based gaming and virtual sports content and technology across retail, online and mobile – proven growth vehicles for regulated lottery, betting and gaming operators worldwide
- **Recurring, participation-based long-term contracts** account for approximately 90% of revenue
- **Appreciable operating leverage** – CY2018 Adj. Revenue and Adj. EBITDA grew 11.6% and 30.1%, respectively. Adj. EBITDA margin expanded by ~570 bps(1)
- **Significant opportunities to drive growth in North America** – First major U.S. lottery launched Virtual Sports in 2018
- **Experienced management team** leveraging industry relationships and strong technology platform

INSPIRED

(1) See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures.

Key Drivers in Inspired Businesses

INSPIRED

Server Based Gaming

72.6% of CY2018 Reported Adjusted Revenue ($99.1MM) (1)(2)

Regulated Gaming Globally Shifting Share
from Fewer Casinos to Many "Distributed" Venues





Virtual Sports(3)

24.9% of CY2018 Reported Revenue ($34.0MM) (1)(2)

Tremendous Interest in Sports Betting
Especially with Overturning of PASPA

Interactive(4)

2.4% of CY2018 Reported Revenue ($3.3MM) (1)(2)

Leverage Top-Performing Games and Virtual Sports
In Rapidly Growing Online Gaming and Lottery



1) Constant FX figures based on 1.31 GBP:USD exchange rate
2) Adjusted Revenue is calculated as reported revenue less nil margin hardware sales
3) Excludes Interactive
4) Interactive reported within the Virtual Sports segment. Shown here separately.

Wide Area Gaming Becoming More Pervasive Around the World

- **Server Based Gaming is Preferred in Countries Throughout Europe**
  - —Many Venues with Few Machines in Italy, UK, Greece
- **Growth Outside Europe, Particularly in North America, is Shifting from Large Casinos To Many Distributed Venues**
  - —Canada
  - —Illinois
  - —Oregon
  - —West Virginia
  - —Pennsylvania
  - —Nevada
- **Wide Area Gaming Works Best with Server Based Video Gaming Terminals (“VGTs”)**
  - —Access to 100+ games on each machine
  - —Update games and software remotely
  - —Player marketing


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Well Positioned for North America VGTs

INSPIRED

Top Performing Games in Key Jurisdictions Position Inspired for Success in North America

- Wide Area Gaming Experience
  - —Top performing games in the UK, Italy and Greece
- First Time Targeting North America
  - —Management team with combined 50+ years of experience growing North American gaming businesses
  - —G2S ready for North America


MAXIMUS
34,000+
MACHINES LIVE
RISE OF ANUBIS
3,000+
CONTRACTED IN 2019


MAXIMUS

Inspired Outperforms in Greece

Proven Success Following VGT Implementation in 2017

- Inspired Was One of Four VGT Suppliers, All with Machines Installed at the Same Time in OPAP Betting Shops.

—Simultaneous installation allows for true comparison between suppliers

—At launch, Inspired had:

—#1 performing game

—5 of the top 10 games

—Inspired awarded 60% of additional volume based on performance

INSPIRED = 60%

Awarded **60%** of additional volume

A Pioneer in Virtual Sports

INSPIRED

- Creator and a World Leader in Virtual Sports
- Extremely Popular in UK, Italy and Greek Betting Shops
- Successful online and on mobile
- Bringing Virtual Sports to North America


THE SEASON NEVER ENDS
THE STUNNING REALISM OF A VIRTUAL SPORTS GAME


43,000+
retail channels
100+ websites



Video: Award-Winning Virtual Sports


CUTTING EDGE
ANIMATION

Video: Basketball Coming This Spring

INSPIRED


VIRTUAL BASKETBALL IS HERE
THE SEASON NEVER ENDS
VIRTUAL BASKETBALL

Virtual Sports: Successful Launch

Virtual Sports Launched Successfully in Greece in May 2017

- Inspired launched with one Virtual Sports channel in ~4,500 venues
- Second channel added in December 2018

Additional Turnover from Virtual Sports in Greece[(1)]



$0
2016
$475M
FIRST 7 MONTHS
$600M
FIRST 12 MONTHS

>$600M turnover

>22,000 new players

>$10M agency commissions

(1) According to OPAP financial reports.

Video: Best in Class Post-Launch Marketing Campaign Across All Media Formats

INSPIRED



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VIRTUAL SPORTS
Pame Stoixima Virtual Sports is here.

First Major US Lottery Launch

INSPIRED

Pennsylvania Lottery Launched Xpress Sports in August 2018

xPress Sports – Virtual Football


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00:03
PRIZE TABLES BELOW BASED ON $1 PLAY
TOUCHDOWN RUN
TOUCHDOWN PASS
Each event < 90 seconds
THE KICK IS GOOD

PENNSYLVANIA LOTTERY

xPress Sports – Virtual Stock Car Racing


THE PENNSYLVANIA LOTTERY SPEEDWAY
00:56
PICK THREE CARS TO FINISH 1ST, 2ND & 3RD
STARTING POSITIONS
PRIZE TABLE BELOW BASED ON $1 PLAY
1ST, 2ND & 3RD PLACE CARS IN EXACT ORDER
$250
PREVIOUS RACE RESULTS
DRAW ID
New events
about every 3 minutes
POSITION

XPRESS SPORTS

Pennsylvania Opportunity

PENNSYLVANIA	VS.	GREECE



POPULATION: 12.8M
GDP: $752.1B
GDP PER CAPITA: $32,711
9,000 RETAIL LOCATIONS


$600M ANNUAL TURNOVER

POPULATION: 10.8M
GDP: $200.3B
GDP PER CAPITA: $18,613
4,500 AGENCIES

Leverage Server Based Gaming and Virtual Sports Content Across Interactive Platforms

INSPIRED

Well Positioned to Take Advantage of High Growth in Online and Mobile Gaming

Global Online Gaming and Lottery Net Sales



$20BN
$51BN
2008A
2018E

Source: H2 Gambling Capital

Online gaming growing more rapidly than global gaming and lottery industry.

Big online gaming operators using our top performing game titles and award-winning Virtual Sports content online and on mobile devices worldwide.

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Video: Instant Win Virtual Sports


INSTANT WIN GAMING
INSPIRED
WIN UP TO
$10,000
TICKET COST
$1
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AUTOPLAY
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Key Drivers in Inspired Businesses

INSPIRED



Server Based Gaming

Regulated Gaming Globally Shifting Share
from Fewer Casinos to Many Venues



Virtual Sports

Tremendous Interest in Sports Betting
Especially with Overturning of PASPA



Interactive

Leveraging Top-Performing Games and Virtual Sports
In Rapidly Growing Online Gaming and Lottery

North America

Growth to date has been outside of North America
Major untapped potential given management's experience

Market Capitalization

INSPIRED

Cap Table	
As of March 6th, 2019	
(unaudited)	**Actual**
(US$ in millions, except per share data)	**12/31/18**
Cash	$16.0
Senior Bank Debt[1]	140.0
Capital Lease, Acrrued Interest and Other Long-Term Obligations	2.5
Total Long-Term Debt	$142.5
Net Debt (a)	**$126.5**
Number of Shares[2] (in millions)	20.861
Share Price (As of March 6th, 2019)	$6.67
Equity Market Capitalization (b)	**$139.1**
Implied Enterprise Value (a + b)	**$265.7**
LTM Adj. EBITDA as of 12/31/18	$54.7
Total Long-Term Debt / LTM Adj. EBITDA as of 12/31/18	2.6x
Net Debt / LTM Adj. EBITDA as of 12/31/18	2.3x
Implied Enterprise Value / LTM Adj. EBITDA as of 12/31/18[3]	4.9x

Note: Balance Sheet items are as of December 31, 2018.
(1) Senior bank debt is denominated in USD. Includes unamortized deferred financing charge. Does not include undrawn revolving credit facility of £7.5 million (denominated in GBP)
(2) Excludes any unvested management incentive share awards
(3) Total debt and cash as of 12/31/18; equity market cap as of 3/6/19

INSPIRED



Appendix


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GODDESS
AMAZON

2018 Financial Summary

INSPIRED

Twelve Months Ended December 31, 2018[1]				
unaudited US$ 000's unless stated otherwise	Server Based Gaming	Virtual Sports	Corporate	Total
Revenue	**103,291**	**37,435**	**-**	**140,726**
Cost of Sales, excluding D&A	(26,688)	(4,560)	-	(31,248)
Gross Profit	**76,603**	**32,875**	**-**	**109,478**
Selling, general and administrative expenses	(14,459)	(8,078)	(36,470)	(59,007)
Impairment Expense	(4,715)	(2,964)	-	(7,679)
Stock-based compensation expense	(309)	(309)	(5,223)	(5,841)
Acquisition Related Expenses	-	-	(364)	(364)
D&A	(34,319)	(6,114)	(1,428)	(41,861)
Segment operating income (loss)	**22,801**	**15,410**	**(43,485)**	**(5,274)**
Adjusted EBITDA[2]				54,711
Capital expenditure	30,381	6,718	139	37,238

(1) Inspired's fiscal year will end on December 31 of each year, starting January 1, 2019. 2016 – 2018 shown on a December 31st calendar year basis.
(2) See elsewhere in Appendix for reconciliation to most comparable GAAP measure.

Virtual Sports and SBG KPIs

INSPIRED

Virtual Sports: No. of B2B Operators at End of Period[1]



Sep '13 – Dec '18 CAGR: 18.0%
42
54
64
74
86
100
Sep '13
Sep '14
Sep '15
Dec'16
Dec'17
Dec'18

SBG: End of Period Installed Base



Sep '13 – Dec '18 CAGR: 7.9%
23,236
25,612
26,374
26,823
29,985
34,578
Sep '13
Sep '14
Sep '15
Dec'16
Dec'17
Dec'18

(1) Represents the number of B2B operators from which there is Virtual Sports revenue at the end of the period.

Historical Consolidated Income Statement

INSPIRED

LTM December 31st, US$ 000's	2018A	2017A	2016A
Revenue:			
Service	130,603	112,620	107,371
Hardware	10,123	14,274	8,624
Total revenue	**140,726**	**126,894**	**115,995**
Cost of sales, excluding depreciation and amortization:			
Cost of service	(23,382)	(17,293)	(16,006)
Cost of hardware	(7,866)	(10,584)	(4,612)
Selling, general and administrative expenses	(59,007)	(60,944)	(58,228)
Stock-based compensation	(5,840)	(7,397)	(36)
Impairment expense	(7,679)	-	-
Acquisition related transaction expenses	(364)	(1,525)	(14,141)
Depreciation and amortization	(41,861)	(36,202)	(32,906)
Net operating income	**(5,274)**	**(7,051)**	**(9,934)**
Other income (expense)			
Interest income	198	81	299
Interest expense	(19,852)	(19,841)	(56,643)
Change in fair value of earn out liability	5,718	(3,746)	1,276
Change in fair value of derivative liability	(4,967)	(190)	124
Other finance income (costs)	3,211	27	(236)
Total other income (expense), net	**(15,692)**	**(23,669)**	**(55,180)**
Net loss before income taxes	**(20,965)**	**(30,720)**	**(65,114)**
Income tax (credit)/expense	(205)	(166)	(272)
Net loss	**(21,170)**	**(30,886)**	**(65,386)**
Other comprehensive income			
Foreign currency translation gain/(loss)	143	1,336	65,151
Change in fair value of hedging instrument	2,862	-	-
Reclassification of gain on hedging instrument to comprehensive incor	(2,670)	-	-
Actuarial losses on pension plan	4,430	553	(6,686)
Other comprehensive income/(expense)	**4,765**	**1,889**	**58,465**
Comprehensive loss	**(16,405)**	**(28,997)**	**(6,921)**

Note: Inspired's fiscal year will end on December 31 of each year, starting January 1, 2019. 2016 – 2018 shown on a December 31st calendar year basis.

Non-GAAP Reconciliation: Adjusted EBITDA

INSPIRED

LTM December 31st, US$ 000's	2018A	2017A	2016A
Net Loss	(21,170)	(30,886)	(65,386)
Items Relating to Legacy Activities			
Profit attributable to discontinued analogue activities	-	-	4
Pension Charges	475	592	604
(Credit) / Costs Relating to Former Operations	18	52	(75)
Litigation Settlement	260	-	-
Recognition of Asset Related Obligations	-	-	-
Items to Be Considered to Be Exceptional in Nature			
Costs of Group Restructure	2,611	3,227	761
Italian Tax Related Costs	875	220	944
Refinancing Costs	-	-	-
Transaction Fees	364	1,525	15,464
Deferred Consideration Write Back	-	-	(1,351)
PRS Legal Dispute	-	(107)	368
Impairment expense	7,679	-	-
Stock-Based Compensation Expense	5,840	7,397	36
Depreciation and Amortization	41,861	36,202	32,906
Total Other Income (Expense), Net	15,692	23,669	55,180
Income Tax	205	166	272
Adjusted EBITDA ($)	**54,711**	**42,056**	**39,726**

Note: Inspired's fiscal year will end on December 31 of each year, starting January 1, 2019. 2016 – 2018 shown on a December 31st calendar year basis.

Non-GAAP Reconciliation:
Adjusted Revenue and SBG Adjusted Revenue

INSPIRED

Non-GAAP Reconciliation: Adjusted Revenue

LTM December 31st, US$ 000's	2018A	2017A	2016A
Reported Revenue per Financial Statements	140,726	126,894	115,995
Less Nil Margin Sales	(4,021)	(4,787)	(530)
Less Analogue Revenues	-	-	4
Adjusted Revenue ($)	**136,705**	**122,107**	**115,469**

Non-GAAP Reconciliation: SBG Adjusted Revenue

LTM December 31st, US$ 000's	2018A	2017A	2016A
SBG Reported Revenue per Financial Statements	103,291	91,935	84,248
Less Nil Margin Sales	(4,021)	(4,787)	(530)
Less Analogue Revenues	-	-	4
Server Based Gaming Adjusted Revenue ($)	**99,270**	**87,148**	**83,722**

Note: Inspired's fiscal year will end on December 31 of each year, starting January 1, 2019. 2016 – 2018 shown on a December 31st calendar year basis.